================================================================================



                            ASSET PURCHASE AGREEMENT

                                     BETWEEN

                        PRIMUS MARKETING ASSOCIATES, INC.
                                   ("SELLER")

                                 PALADYNE CORP.
                                  ("PALADYNE")

                                       AND

                              PRIMUS MARKETING, LLC
                                    ("BUYER")

                            DATED AS OF JUNE __, 1999



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


                                TABLE OF CONTENTS

1.    PURCHASE AND SALE OF ASSETS............................................1
   1.1   Generally...........................................................1
   1.2   Excluded Assets.....................................................2
2.    PURCHASE PRICE.........................................................2
   2.1   Generally...........................................................2
   2.2   Payment of Purchase Price...........................................3
3.    ASSUMPTION OF LIABILITIES..............................................3
4.    CLOSING................................................................3
5.    LABOR AND EMPLOYMENT MATTERS...........................................4
   5.1   Generally...........................................................4
   5.2   Employment Transition Provisions....................................4
6.    PRORATIONS, ETC........................................................4
7.    OTHER MATTERS..........................................................4
8.    REPRESENTATIONS AND WARRANTIES OF SELLER AND PALADYNE..................4
   8.1   Corporate Organization..............................................4
   8.2   Qualification to do Business........................................5
   8.3   Conflicting Agreements, Governmental Consents.......................5
   8.4   Corporate Authority.................................................5
   8.5   Actions, Suits, Proceedings.........................................5
   8.6   No Material Violations..............................................5
   8.7   Title to Assets.....................................................5
   8.8   Contracts...........................................................6
   8.9   Taxes...............................................................6
   8.10     Powers of Attorney...............................................6
   8.11     Brokers and Finders..............................................6
   8.12     Full Disclosure..................................................6
9.    REPRESENTATIONS AND WARRANTIES OF BUYER................................6
   9.1   Organization........................................................6
   9.2   Conflicting Agreements, Governmental Consents.......................6
   9.3   Authority...........................................................7
   9.4   Brokers and Finders.................................................7
   9.5   Full Disclosure.....................................................7
10.   CONDITIONS TO OBLIGATION OF BUYER TO CLOSE.............................7
   10.1     Representations and Warranties...................................7
   10.2     Observance and Performance.......................................7
   10.3     Officer's Certificate............................................7
   10.4     Searches.........................................................7
   10.5     Consents of Third Parties........................................8
   10.6     No Legal Actions.................................................8
   10.7     Noncompetition Agreement.........................................8
   10.8     Closing Documents................................................8
11.   CONDITIONS TO OBLIGATION OF SELLER TO CLOSE............................8
   11.1     Representations and Warranties...................................8
   11.2     Observance and Performance.......................................8
   11.3     Officer's Certificate............................................8
   11.4     No Legal Actions.................................................8
12.   OPERATION OF BUSINESS PRIOR TO CLOSING.................................8
13.   TAXES, FEES AND OTHER EXPENSES.........................................9
   13.1     Taxes and Fees...................................................9
   13.2     Expenses.........................................................9
14.   INDEMNIFICATION BY SELLER AND PALADYNE.................................9
   14.1     Generally........................................................9
   14.2     Procedures.......................................................9
   14.3     Settlement and Compromise.......................................10
15.   INDEMNIFICATION BY BUYER..............................................10
   15.1     Generally.......................................................10
   15.2     Procedures......................................................10
   15.3     Settlement and Compromise.......................................11
16.   ASSIGNMENT............................................................11
17.   COVENANT OF FURTHER ASSURANCES; NAME CHANGE...........................11
18.   SURVIVAL OF REPRESENTATIONS AND WARRANTIES............................11
19.   TERMINATION OF NON-COMPETE AND EMPLOYMENT AGREEMENTS..................11
20.   ENTIRE AGREEMENT......................................................12
21.   AMENDMENT AND WAIVER..................................................12
22.   CHOICE OF LAW.........................................................12
23.   ARBITRATION...........................................................12
24.   SEVERABILITY..........................................................12
25.   COUNTERPARTS..........................................................13
26.   NOTICES...............................................................13


EXHIBIT A --......Equipment
EXHIBIT B --......Contracts
EXHIBIT C --......Employees
EXHIBIT D --......Non-Competition Agreement

                            ASSET PURCHASE AGREEMENT

         THIS ASSET PURCHASE AGREEMENT is dated as of June __, 1999, by and between PRIMUS MARKETING, LLC, a Minnesota limited liability company ("Buyer"), PRIMUS MARKETING ASSOCIATES, INC., a Minnesota corporation ("Seller"), and PALADYNE CORP., a Delaware corporation ("Paladyne").

                                    RECITALS

         WHEREAS, Seller desires to sell and Buyer desires to purchase substantially all of the assets of Seller on the terms and subject to the conditions of this Agreement.

         NOW, THEREFORE, in consideration of the foregoing recitals and of the mutual covenants and conditions contained herein, the parties hereby agree as follows:

         1.   PURCHASE AND SALE OF ASSETS
              ---------------------------

         1.1  Generally. On the terms and subject to the conditions of this
              ---------
Agreement, Seller agrees to sell, transfer, convey and deliver to Buyer, and Buyer agrees to purchase from Seller, on and as of the Closing Date (as defined in Section 4 hereof), all property and assets of Seller, wherever located and whether or not reflected in its books and records, other than the Excluded Assets (as defined in Section 1.2 hereof). The property and assets to be transferred to Buyer (the "Assets") shall include without limitation the following:

         (a) All right, title and interest of Seller under that certain Office Lease Agreement dated March 1, 1998 (the "Lease") between Seller and Marvin Seibold & Associates relating to the premises located at 6133 Blue Circle Drive #180, Minnetonka, Minnesota 55343 (the "Leased Premises").

         (b) All machinery, equipment, office equipment, tools, motor vehicles, spare parts, accessories, furniture, and other miscellaneous tangible personal property owned by Seller as of the date of this Agreement, including without limitation the items listed on Exhibit A hereto (collectively, exclusive of those items of personal property described in clause (e), herein referred to as the "Equipment");

         (c) All rights of Seller under any warranty or guarantee by any manufacturer, supplier or other transferor of any of the Assets;

         (d) All accounts, notes and other receivables in favor of Seller existing on the Closing Date, together with all collateral security therefor (the "Accounts Receivable");

         (e)  All cash receipts received after May 31, 1999;

         (f) All inventory (including raw materials, work in process and finished goods), packaging materials and supplies of Seller (the "Inventory");

         (g) All rights of Seller under any contracts, indentures, guarantees, leases, commitments, or other agreements, including without limitation those identified in Exhibit B hereto (the "Contracts");
              ---------

         (h) All interests of Seller in any copyrights, patents, trademarks, trade names, logos, trade secrets, inventions, know how, other confidential information and other intellectual property, together with pending applications for any of the foregoing, including without limitation the name Primus Marketing Associates;

         (i)  All telephone numbers and telephone listings;

         (j) All sales records, purchase records, customer lists, supplier lists, advertising and promotional materials, production records and other records; and all personnel records; provided, however, that Seller may make and retain copies of any records transferred to Buyer; and

         (k)  All goodwill and other general intangibles of Seller.

Except as hereinafter specifically provided, the Assets will be transferred by Seller to Buyer in accordance with this Agreement free and clear of all liens, security interests or encumbrances.

         1.2  Excluded  Assets.  The following  property and assets of Seller
              ----------------
are excluded from sale to Buyer (the "Excluded Assets"):

         (a)  Cash and cash equivalents on hand prior to June 1, 1999;

         (b) The corporate charter, qualifications to conduct business as a foreign corporation, arrangements with registered agents relating to foreign qualifications, taxpayer and other identification numbers, general ledgers, tax returns, seals, minute books, stock transfer books and similar documents of Seller relating to the organization, maintenance and existence of Seller as a corporation (provided that Buyer shall have access thereto to the extent reasonably necessary for the operation of the Business and the preparation of tax returns and financial statements of Buyer following the Closing Date); and

         (c) Any of the rights of Seller under this Agreement or any other agreement between Seller and Buyer entered into on or after the date of this Agreement in accordance with the terms hereof.

         2.   PURCHASE PRICE
              --------------

         2.1  Generally. The total purchase price to be paid to Seller for the
              ---------
Assets (hereinafter referred to as the "Purchase Price") shall be equal to the sum of $52,678.

         2.2  Payment of Purchase Price.  The Purchase Price shall be payable as
              -------------------------
follows:

         (a) At the Closing, Buyer shall pay to Seller $12,500 by delivery of Buyer's check,

         (b) At the Closing, deliver to Seller a certificate(s) representing 107,143 shares of Paladyne (formerly known as Synaptx) Common Stock.

         (c)  Additional Consideration. Buyer shall pay to Seller an amount
              ------------------------
equal to 1% of Buyer's gross commission receipts for the period commencing June 1, 1999 and ending on May 31, 2001. Such amounts shall be payable monthly on the 15th day of each month for the prior months' activity.

         3.   ASSUMPTION OF LIABILITIES.  Except as hereinafter specifically
              -------------------------
provided, Buyer shall not assume any liabilities or obligations of Seller and Seller shall be solely liable for all liabilities and obligations arising from or in connection with ownership of the Assets or operation of the Seller's business prior to the Closing Date, whether or not reflected in its books and records. Subject to the conditions of this Agreement, on the Closing Date Buyer shall assume the following liabilities and obligations of Seller (collectively, the "Assumed Liabilities"):

         (a) Obligations of Seller arising from and after May 31, 1999 under the Contracts listed on Exhibit B;

         (b) Obligations of Seller arising from and after May 31, 1999 under the Lease;

         (c) Obligations for salaries and vacations of the employees listed on Exhibit C accrued after May 31, 1999; and

         (d) Outstanding loans with respect to the motor vehicles listed on Exhibit A.

         4.   CLOSING.  The closing of the transactions contemplated by this
              -------
Agreement (the "Closing") shall take place at the offices of Buyer, Minneapolis,
Minnesota, at 10:00 a.m. on June   , 1999, or such other date as Buyer and
                                 --
Seller may mutually agree (the "Closing Date").  At the closing (a) Buyer shall
(i) pay to Seller the Purchase Price as specified in Section 2.2(a) hereof,

(ii) deliver to Seller the stock certificates as specified in Section 2.2(b) hereof, and (iii) deliver to Seller the various certificates as specified in
Section 11 hereof, and (b) Seller shall (i) deliver to Buyer such bills of sale, assignments and other documents of transfer reasonably required to transfer to Buyer the interest of Seller in the Assets, and (ii) deliver to Buyer the various certificates, instruments and documents referred to in Section 10 hereof.

         5.   LABOR AND EMPLOYMENT MATTERS
              ----------------------------

         5.1  Generally.  Except as specifically set forth in Section 3 hereof,
              ---------
Buyer shall not assume any employment or employee benefit obligation, or any wage or salary payment obligation, including without limitation those arising under any pension, profit sharing, deferred compensation, bonus, stock option, severance, welfare, sick leave, vacation, wage or other employee benefit or compensation plan, procedure, policy or practice of Seller regardless of whether such plan, procedure, policy or practice is disclosed to Buyer. Buyer shall offer employment to the persons listed on Exhibit C, on terms and conditions established by Buyer.

         5.2  Employment Transition Provisions.  Seller shall terminate the
              --------------------------------
employment of each person listed on Exhibit C, effective immediately prior to the Closing. On the Closing Date, or as soon as practicable thereafter, but in any event no later than the earlier of the date required by applicable law or the date that would otherwise have been the next regularly scheduled payday for each such person, Seller shall pay each such person all accrued wages, salary, vacation, commission, bonus and other employee compensation payments for all periods prior to the Closing Date; provided, that Buyer shall be responsible for and pay salaries (but no other benefits) accrued after May 31, 1999. In addition, Seller shall pay or provide for all other employee benefits maintained by Seller for all periods prior to the Closing Date, all in accordance with applicable law.

         6.   PRORATIONS, ETC.  Utility charges, rents under assumed leases,
              ----------------
property taxes and other similar obligations to third parties shall be prorated between Seller and Buyer as of May 31, 1999. Buyer shall be entitled to all revenue and cash receipts received after May 31, 1999.

         7.   OTHER MATTERS.  On the terms and subject to the conditions of this
              -------------
Agreement, on the Closing Date, Buyer, Seller and Paladyne will execute and deliver a Noncompetition Agreement in the form attached hereto as Exhibit D (the "Non-Competition Agreement).

         8.   REPRESENTATIONS AND WARRANTIES OF SELLER AND PALADYNE.  Seller and
              -----------------------------------------------------
Paladyne hereby jointly and severally represent and warrant to Buyer that:

         8.1  Corporate Organization.  Seller is a corporation duly organized
              ----------------------
and validly existing, is in good standing under the laws of the State of Minnesota, and has the corporate power and authority to own its properties and carry on its business as now being conducted and to execute and deliver this Agreement and consummate the transactions contemplated hereby. Paladyne is a corporation duly organized and validly existing, is in good standing under the laws of the State of Delaware, and has the corporate power and authority to execute and deliver this Agreement and consummate the transactions contemplated hereby. Paladyne owns all of the issued and outstanding capital stock of Seller. Seller does not own, directly or indirectly, any capital stock of any class of or any equity interest in any other corporation, partnership, joint venture or other entity.

         8.2  Qualification to do Business.  Seller is duly qualified to do
              ----------------------------
business and is in good standing under the laws of the States of North Dakota. Seller is not required to be qualified to do business in any other jurisdiction.

         8.3  Conflicting Agreements, Governmental Consents.  The execution and
              ---------------------------------------------
delivery by Seller and Paladyne of this Agreement, the Non-Competition Agreement, and the other agreements, documents and instruments contemplated hereby, the consummation of the transactions contemplated hereby or thereby, and the performance or observance by the Seller and Paladyne of any of the terms or conditions hereof or thereof, will not (a) conflict with, or result in a breach or violation of the terms or conditions of, or constitute a default under, or result in the creation of any lien on any of the Assets pursuant to, the Articles of Incorporation or By-Laws of Seller or Paladyne, any award of any arbitrator, or any indenture, contract or agreement (including any agreement with stockholders), instrument, order, judgment, decree, statute, law, rule or regulation to which Seller, Paladyne or the Assets is subject, or (b) require any filing or registration by Seller with, or any consent or approval to be obtained by Seller from, any federal, state or local governmental agency or authority.

         8.4  Corporate Authority.  The execution and delivery by Seller and
              -------------------
Paladyne of this Agreement, the Non-Competition Agreement, and the other agreements, documents and instruments contemplated hereby, and the consummation of the transactions contemplated hereby or thereby, have been duly authorized by all necessary corporate action on the part of Seller and Paladyne. This Agreement and all other instruments required hereby to be executed and delivered by Seller are, or when delivered will be, legal, valid and binding obligations of Seller, enforceable in accordance with their respective terms.

         8.5  Actions, Suits, Proceedings.  There are no suits, claims or other
              ---------------------------
proceedings in law or equity pending, or to the Seller's knowledge threatened, against the Seller or the business to be transferred, and there are no judgements outstanding against the Seller or the business to be transferred.

         8.6  No Material Violations.  The Seller has not been notified by any
              ----------------------
governmental agency of any defects in the business premises that would interfere with the lawful operation of the business by the Buyer, and the Seller will advise the Buyer in writing of any such defects that come to the Seller's attention prior to the completion of the sale. All of the Assets are now and will be at the time of closing in a condition satisfactory for the use intended in the operation of the business.

         8.7  Title to Assets.  Seller has good title to all the Assets, free of
              ---------------
any liens or encumbrances, and that the Seller shall obtain any governmental approvals and give any notices required by law or otherwise necessary to avoid liens upon the Assets.

         8.8  Contracts.  Exhibit B hereto sets forth correctly all contracts,
              ---------   ---------
indentures, guarantees, leases, commitments or other agreements to which Seller is a party or by which it is bound. Seller and, to the knowledge of Seller, each other party thereto, have substantially performed all obligations required to be performed by them to date, and are not in default in any material respect, under any of the instruments or agreements described above. The instruments and agreements described above which are to be assigned to Buyer hereunder are each in full force and effect and are assignable to Buyer without the consent of third parties, and Seller has not waived or assigned to any other person any of its rights thereunder. Seller has delivered to Buyer true and correct copies of all such contracts, indentures, guaranties, leases, commitments and other agreements.

         8.9  Taxes.  Seller has filed all federal, state and local tax returns
              -----
required to be filed by it, and has paid all federal, state and local income, profits, franchise, sales, use, property, excise, payroll, and other taxes and assessments (including interest and penalties) to the extent that such have become due. No claims for additional taxes have been asserted against Seller and no audits are pending with respect to any tax liabilities of Seller.

         8.10 Powers of Attorney.  The Seller does not have a power of attorney
              ------------------
outstanding with respect to the business.

         8.11 Brokers and Finders.  Seller has not retained or engaged any
              -------------------
broker, finder or other financial intermediary in connection with the transaction contemplated by this Agreement.

         8.12 Full Disclosure.  No representation or warranty by Seller
              ---------------
contained in this Section 8 contains any untrue statement of a material fact, or omits any material fact necessary to make the representations and warranties contained herein not misleading.

         9.   REPRESENTATIONS AND WARRANTIES OF BUYER.  Buyer hereby represents
              ---------------------------------------
and warrants to Seller as follows:

         9.1  Organization.  Buyer is a limited liability company duly organized
              ------------
and validly existing, is in good standing under the laws of the State of Minnesota and has the power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby.

         9.2  Conflicting Agreements, Governmental Consents.  The execution and
              ---------------------------------------------
delivery by Buyer of this Agreement, the Noncompetition Agreement and the other agreements, documents and instruments contemplated hereby, the consummation of the transactions contemplated hereby or thereby, and the performance or observance by Buyer of any of the terms or conditions hereof or thereof, will not (a) conflict with, or result in a breach or violation of the terms or conditions of, or constitute a default under, the Articles of Organization or Operating Agreement of Buyer, any award of any arbitrator, or any indenture, contract or agreement (including any agreement with stockholders), instrument, order, judgment, decree, statute, law, rule or regulation to which Buyer is subject, or (b) require any filing or registration by Buyer with, or any consent or approval to be obtained by Buyer from, any federal, state or local governmental agency or authority.

         9.3  Authority.  The execution and delivery by Buyer of this Agreement,
              ---------
the Noncompetition Agreement and the other agreements, documents and instruments contemplated hereby, and the consummation of transactions contemplated hereby or thereby, have been duly authorized by all necessary action on the part of Buyer. This Agreement and all other documents and instruments required hereby to be executed and delivered by Buyer are, or when delivered will be, legal, valid and binding obligations of Buyer, enforceable in accordance with their respective terms.

         9.4  Brokers and Finders.  Buyer has not retained any broker, finder or
              -------------------
other financial intermediary in connection with the transactions contemplated by this Agreement.

         9.5  Full Disclosure.  No representation or warranty by Buyer contained
              ---------------
in this Section 9 contains any untrue statement of a material fact, or omits any material fact necessary to make the representations and warranties contained herein not misleading.

         10.  CONDITIONS TO OBLIGATION OF BUYER TO CLOSE.  The obligation of
              ------------------------------------------
Buyer to effect the closing of the transactions contemplated by this Agreement is subject to the satisfaction prior to or at the Closing of the following conditions:

         10.1 Representations and Warranties.  The representations and
              ------------------------------
warranties of Seller contained in this Agreement shall be true and correct on the Closing Date, as if made on the Closing Date.

         10.2 Observance and Performance.  Seller shall have observed and
              --------------------------
performed all covenants and agreements required by this Agreement to be observed or performed by Seller on or prior to the Closing Date.

         10.3 Officer's Certificate.  Seller and Paladyne shall have delivered
              ---------------------
to Buyer a certificate, dated the Closing Date, as to the matters set forth in Sections 10.1 and 10.2.

         10.4 Searches.  Buyer shall have received, as of a date no more than
              --------
5 days prior to the Closing Date, Uniform Commercial Code Searches against Seller from the Secretary of State of Minnesota and from such other states and/or counties as Buyer shall reasonably request, together with tax lien and judgment searches, in each case certified by a reporting service satisfactory to Buyer, and disclosing no liens or security interests against the Assets.

         10.5 Consents of Third Parties.  Seller shall have provided Buyer with
              -------------------------
duly executed copies of any material consents necessary to permit the assignment of the contracts, leases, commitments and agreements described in Exhibit B hereto without breach thereof.

         10.6 No Legal Actions.  No court or governmental authority of competent
              ----------------
jurisdiction shall have issued an order restraining, enjoining or otherwise prohibiting the consummation of the transactions contemplated by this Agreement, and no person, firm, corporation or governmental agency shall have instituted an action or proceeding which shall not have been previously dismissed seeking to restrain, enjoin or prohibit the consummation of the transactions contemplated by this Agreement.

         10.7 Noncompetition Agreement.  Seller and Paladyne shall have executed
              ------------------------
the Noncompetition Agreement.

         10.8 Closing Documents.  Buyer shall have received such, bills of sale,
              -----------------
assignments and other documents of transfer reasonably required to transfer to Buyer the interests of Seller in the Assets consistent with the terms of this Agreement.

         11.  CONDITIONS TO OBLIGATION OF SELLER TO CLOSE.  The obligation of
              -------------------------------------------
Seller to effect the transactions contemplated by this Agreement is subject to the satisfaction prior to or at the Closing of the following conditions:

         11.1 Representations and Warranties.  The representations and
              ------------------------------
warranties of Buyer contained in this Agreement shall be true and correct on the Closing Date, as if made on the Closing Date.

         11.2 Observance and Performance.  Buyer shall have observed and
              --------------------------
performed all covenants and agreements required by this Agreement to be observed or performed by Buyer on or prior to or at the Closing Date.

         11.3 Officer's Certificate.  Buyer shall have delivered to Seller a
              ---------------------
certificate, dated the Closing Date, as to the matters set forth in Sections 11.1 and 11.2.

         11.4 No Legal Actions.  No court or governmental authority of competent
              ----------------
jurisdiction shall have issued an order restraining, enjoining or otherwise prohibiting the consummation of the transactions contemplated by this Agreement, and no person, firm, corporation or governmental agency shall have instituted an action or proceeding which shall not have been previously dismissed seeking to restrain, enjoin or prohibit the consummation of the transactions contemplated by this Agreement.

         12.  OPERATION OF BUSINESS PRIOR TO CLOSING.  Seller will use
              --------------------------------------
reasonable efforts to preserve intact its business organization, keep available the services of key employees on terms no less favorable to Seller than those on which such employees are presently employed, and preserve for Buyer the good will of suppliers, customers and others having business relationships with the business. Seller will maintain its books and records during such period in a manner consistent with past practice. Seller will in all respects operate its business in the ordinary course.

         13.  TAXES, FEES AND OTHER EXPENSES
              ------------------------------

         13.1 Taxes and Fees.  Seller shall be responsible for and shall pay all
              --------------
sales, transfer or similar taxes or governmental charges, if any, and all deed taxes and recording fees with respect to the sale and purchase of the Assets, whether levied against the Assets, Seller or Buyer.

         13.2 Expenses.  Each party shall pay all of the costs and expenses
              --------
incurred by it in negotiating and preparing this Agreement (and all other agreements, certificates, instruments and documents executed in connection herewith), in performing its obligations under this Agreement, and in otherwise consummating the transactions contemplated by this Agreement, including without limitation its attorneys' fees and accountants' fees.

         14.  INDEMNIFICATION BY SELLER AND PALADYNE
              --------------------------------------

         14.1 Generally.  Seller and Paladyne hereby jointly and severally agree
              ---------
to defend, indemnify and hold harmless Buyer against and with respect to:

         (a) Any and all liabilities and obligations of Seller except to the extent assumed and agreed to be paid by Buyer pursuant to Section 3 hereof, and any and all liabilities and obligations arising from or in connection with ownership of the Assets or operation of the Business on or prior to the Closing Date, whether or not reflected in Seller's books and records and whether or not readily apparent on or prior to the Closing Date;

         (b) Any and all loss, injury, damage or deficiency resulting from any misrepresentation, omission or breach of warranty on the part of Seller or Paladyne under this Agreement;

         (c) Any and all loss, injury, damage or deficiency resulting from any non-fulfillment of any covenant or agreement on the part of Seller or Paladyne under this Agreement; and

         (d) Any and all demands, claims, actions, suits, proceedings, assessments, judgments, costs and legal and other expenses incident to any of the foregoing.

         14.2 Procedures.  In the event any demands or claims are asserted
              ----------
against Buyer or any actions, suits or proceedings are commenced against Buyer for which Seller is obligated to indemnify Buyer under this Section 14, then Buyer shall give timely notice thereof to Seller in order to permit Seller the necessary time to evaluate the merits of such demand, claim, action, suit or proceeding and defend, settle or compromise the same so that Seller's interests are not materially prejudiced; and, in the event Buyer fails to provide such timely notice, Seller shall have no liability whatsoever to indemnify and defend Buyer from such demand, claim, action, suit or proceeding pursuant to this
Section 14 and Buyer shall be solely responsible for the defense thereof and any and all liability of Buyer arising therefrom. Within 10 business days after such notice, Seller shall assume the defense thereof with counsel chosen by Seller or its insurer and reasonably acceptable to Buyer. Seller shall not be liable for any costs or expenses incurred by Buyer in connection with any demand, claim, action, suit or proceeding for which Seller is obligated to indemnify Buyer under this Section 14, provided that Seller shall have assumed the defense thereof in accordance with this Section 14.

         14.3 Settlement and Compromise.  Seller shall not settle or compromise
              -------------------------
any demands, claims, actions, suits or proceedings for which Buyer has sought indemnification from Seller unless it shall have given Buyer not less than 15 days prior written notice of the proposed settlement or compromise and afforded Buyer an opportunity to consult with Seller regarding the proposed settlement or compromise.

         15.  INDEMNIFICATION BY BUYER
              ------------------------

         15.1 Generally.  Buyer hereby agrees to defend, indemnify and hold
              ---------
harmless Seller against and with respect to:

         (a) Any and all liabilities and obligations of Seller assumed by Buyer pursuant to this Agreement and any and all liabilities and obligations arising from or in connection with ownership of the Assets or operation of the Business after the Closing Date, except to the extent Seller is required to indemnify Buyer in respect thereof pursuant to Section 14.1;

         (b) Any and all loss, injury, damage or deficiency resulting from any misrepresentation, omission or breach of warranty on the part of Buyer under this Agreement;

         (c) Any and all loss, injury, damage or deficiency resulting from any non-fulfillment of any covenant or agreement on the part of Buyer under this Agreement; and

         (d) Any and all demands, claims, actions, suits or proceedings, assessments, judgments, costs and legal and other expenses incident to any of the foregoing.

         15.2 Procedures.  In the event any demands or claims are asserted
              ----------
against Seller or any actions, suits or proceedings are commenced against Seller for which Buyer is obligated to indemnify Seller under this Section 15, then Seller shall give timely notice thereof to Buyer in order to permit Buyer the necessary time to evaluate the merits of such demand, claim, action, suit or proceeding and defend, settle or compromise the same so that Buyer's interest is not materially prejudiced; and, in the event Seller fails to provide such timely notice, Buyer shall have no liability whatsoever to indemnify and defend Seller from such demand, claim, action, suit or proceeding pursuant to this Section 15 and Seller shall be solely responsible for the defense thereof and any and all liability of Seller arising therefrom. Within 10 business days after such notice, Buyer shall assume the defense thereof with counsel chosen by Buyer and reasonably acceptable to Seller. Buyer shall not be liable for any costs or expenses incurred by Seller in connection with any demand, claim, action, suit or proceeding for which Buyer is obligated to indemnify Seller under this
Section 15, provided that Buyer shall have assumed the defense hereof in accordance with this Section 15.

         15.3 Settlement and Compromise.  Buyer shall not settle or compromise
              -------------------------
any demands, claims, actions, suits or proceedings for which Seller has sought indemnification from Buyer unless it shall have given Seller not less than 15 days prior written notice of the proposed settlement or compromise and afforded Seller an opportunity to consult with Buyer regarding the proposed settlement or compromise.

         16.  ASSIGNMENT. This Agreement may not be assigned by either party
              ----------
hereto without the prior written consent of the other. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto, their successors and permitted assigns, and no person, firm or corporation other than the parties, their successors and permitted assigns, shall acquire or have any rights under or by virtue of this Agreement.

         17.  COVENANT OF FURTHER ASSURANCES; NAME CHANGE.
              -------------------------------------------

         (a)  Further Assurances.  From time to time after the Closing, at the
              ------------------
request of Buyer and without further consideration, Seller will execute and deliver such other instruments of transfer and take such other actions as Buyer may reasonably require to transfer the Assets to, and vest title of the Assets in, Buyer, and to put Buyer in possession of the Assets. In the event that it shall be necessary for Seller to qualify to do business as a foreign corporation in any state after the Closing in order for Buyer to enforce any material claim, Seller shall so qualify promptly upon written request of Buyer.

         (b)  Name Change.  Within one day after the Closing Date the Seller
              -----------
shall amend its Articles of Incorporation to change its name to a name that does not include "Primus".

         18.  SURVIVAL OF REPRESENTATIONS AND WARRANTIES.  All representations
              ------------------------------------------
and warranties contained herein, and all other written representations and warranties of Buyer and Seller contained in the instruments executed in connection with the consummation of the transactions provided for herein, shall survive the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby.

         19.  TERMINATION OF NONCOMPETE AND EMPLOYMENT AGREEMENTS.  Paladyne and
              ---------------------------------------------------
Seller agree that, effective as of the Closing Date, (i) John E. Primus and Jannine Primus shall be released from the restrictions contained in those certain Non-Compete Agreements dated May 1, 1998 between Synaptx Worldwide, Inc. (the predecessor in interest to Paladyne) and each of John E. Primus and Jannine Primus, (ii) John E. Primus shall be released from any restrictions contained in that certain Employment Agreement dated May 1, 1998 between Seller and John E. Primus, and (iii) each of the other employees listed on Exhibit C hereto shall be released from any restrictions in any non-competition or similar agreement between any such employee and Paladyne.

         20.  ENTIRE AGREEMENT.  This Agreement, including the exhibits and
              ----------------
schedules attached to this Agreement, constitutes the entire agreement and understanding between Seller and Buyer with respect to the sale and purchase of the Assets and the other transactions contemplated by this Agreement. All prior representations, understandings and agreements between the parties with respect to the purchase and sale of the Assets and the other transactions contemplated by this Agreement are superseded by the terms of this Agreement.

         21.  AMENDMENT AND WAIVER.  Any provision of this Agreement may be
              --------------------
amended or waived only by a writing signed by the party against which enforcement of the amendment or waiver is sought.

         22.  CHOICE OF LAW.  This Agreement shall be construed and interpreted
              -------------
in accordance with the laws of the State of Minnesota, as though all acts and omissions related to this Agreement occurred in the State of Minnesota.

         23.  ARBITRATION.  Except as provided below, any controversy or claim
              -----------
arising out of or relating to this Agreement, including disputes relating to its formation, or the breach thereof, shall be settled by arbitration in Minneapolis, Minnesota, at a time and location designated by the arbitrator, but not exceeding 90 days after a demand for arbitration has been made. Arbitration shall be conducted by the American Arbitration Association in accordance with its Rules of Commercial Arbitration, and judgment upon the award rendered by the arbitrator may be entered in any court having jurisdiction thereof. The arbitrator shall be a retired state or federal judge or any attorney who has practiced business litigation for at least 10 years. Arbitration will be conducted pursuant to the provisions of this Agreement, and the Commercial Arbitration Rules of the American Arbitration Association. Limited civil discovery shall be permitted for the production of documents and taking of depositions. Unresolved discovery disputes may be brought to the attention of, and may be decided by, the arbitrator. The arbitrator shall assess the costs and expenses of the arbitration against the parties in such proportion as may be fair and equitable. Nothing herein contained shall bar either party from seeking equitable remedies in a court of appropriate jurisdiction.

         24.  SEVERABILITY.  The provisions of this Agreement shall, where
              ------------
possible, be interpreted so as to sustain their legality and enforceability, and for that purpose the provisions of this Agreement shall be read as if they cover only the specific situation to which they are being applied. The invalidity or unenforceability of any provision of this Agreement in a specific situation shall not affect the validity or enforceability of that provision in other situations or of other provisions of this Agreement.

         25.  COUNTERPARTS.  This Agreement may be executed in counterparts,
              ------------
each of which shall be considered an original.

         26.  NOTICES.  All notices given pursuant to this Agreement shall be in
              -------
writing and shall be delivered by hand or sent by United States registered mail, postage prepaid, addressed as follows (or to another address or person as a party may specify on notice to the other):

              (i)      If to Seller or Paladyne:

                       Paladyne Corp.
                       168 East Highland Avenue
                       Suite 300
                       Elgin, Illinois  60120-5507

                       Attention:  William Morris

              (ii)     If to Buyer:

                       Primus Marketing, LLC
                       6133 Blue Circle Drive
                       Minnetonka, Minnesota  55343

                       Attention:  John E. Primus



            [THE REMAINDER OF THIS PAGE IS LEFT INTENTIONALLY BLANK]

              IN WITNESS WHEREOF, the parties have caused this Agreement to be executed and delivered by their duly authorized officers as of the date and year first above written.


BUYER:                                  PRIMUS MARKETING, LLC



                                        By
                                          -----------------------------------
                                         Its
                                            ---------------------------------



SELLER:                                 PRIMUS MARKETING ASSOCIATES, INC.



                                        By
                                          -----------------------------------
                                         Its
                                            ---------------------------------



PALADYNE:                               PALADYNE CORP.



                                        By
                                          -----------------------------------
                                         Its
                                            ---------------------------------

[Asset Purchase Agreement]

                                                                      EXHIBIT A


                                    EQUIPMENT



1994 Jeep Grand Cherokee

1994 Mazda 626

1995 Chevy Blazer S10

                                                                      EXHIBIT B



                                    CONTRACTS



ABB
ADC
AFL
AMERICON
AMP
ARNCO
ASSOCIATED PLASTICS
CHANCE
CORTELCO
COPPERWELD
CME WIRE
DEVTEK
EXFO
GS METALS
FIBERTEK
HALLS
3I
LYNN ELECTRONICS
NEWELL
PREMAX
RELTEK

                                                                      EXHIBIT C



                                    EMPLOYEES



Stephen W. Brooks
Larry C. Donnelley
Scott Millett
John E. Primus
John P. Shimota
Gregory K. Stavn
Elsie M. Tollefson
Sandra M. Tollefson